UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2023

GX Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Delaware	001-40226	85-3189810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1325 Avenue of the Americas

28th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

(212) 616-3700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	GXIIU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GXII	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	GXIIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed, on September 25, 2022, GX Acquisition Corp. II, a Delaware corporation (“GX”), NioCorp Developments Ltd., a company organized under the laws of the Province of British Columbia (“NioCorp” or the “Company”) and Big Red Merger Sub Ltd, a Delaware corporation and a direct, wholly owned subsidiary of NioCorp (“Merger Sub”), entered into a business combination agreement (the “Business Combination Agreement”). Pursuant to the Business Combination Agreement, among other transactions, the following transactions will occur: (i) Merger Sub will merge with and into GX, with GX surviving the merger (the “First Merger”), (ii) all Class A shares in GX that are held by shareholders who have not elected to exercise their redemption rights in connection with the Transaction shall be converted into shares of Class A common stock in GX (such shares, the “First Merger Class A Shares”), as the surviving company in the First Merger, (iii) NioCorp will purchase all First Merger Class A Shares in exchange for common shares, no par value, of NioCorp (“NioCorp Common Shares”) (the “Exchange”), (iv) NioCorp will assume the GX Warrant Agreement and each GX Warrant that was issued and outstanding immediately prior to the effective time of the Exchange will be converted into a warrant to acquire NioCorp Common Shares, (v) all of the First Merger Class A Shares will be contributed by NioCorp to 0896800 B.C. Ltd., a company organized under the laws of the Province of British Columbia and a direct, wholly owned subsidiary of NioCorp (“Intermediate Holdco”), in exchange for additional shares of Intermediate Holdco, resulting in GX becoming a direct subsidiary of Intermediate Holdco, (vi) Elk Creek Resources Corporation, a Nebraska corporation and a direct, wholly owned subsidiary of Intermediate Holdco, will merge with and into GX, with GX surviving the merger as a direct subsidiary of Intermediate Holdco (the “Second Merger”), and (vii) following the effective time of the Second Merger, each of NioCorp and GX, as the surviving company of the Second Merger, will effectuate a reverse stock split with the ratio to be mutually agreed by the parties.

This Current Report (the “Current Report”) is being filed to update and supplement the definitive proxy statement (the “Definitive Proxy Statement”) filed by GX with the Securities and Exchange Commission (the “SEC”) relating to GX’s special meeting of its stockholders (the “Special Meeting”), which will be held on March 20, 2023 at 10:30 a.m., Eastern time, at the following address: https://www.ctsproxy.com/gx2/ext2023. The Definitive Proxy Statement was declared effective on February 9, 2023 and was sent to all GX stockholders on or about February 10, 2023.

GX is providing this corrected disclosure to the Definitive Proxy Statement (the “Supplement”) solely to clarify that GX will not use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise tax imposed under the Inflation Reduction Act of 2022 (“IR Act”) on any redemptions or stock buyback by GX, which appears on page 20 of the Definitive Proxy Statement.

The corrected disclosures below should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. All page and paragraph references used herein refer to the Definitive Proxy Statement before any additions or deletions resulting from the revised disclosures, and capitalized terms used but not otherwise defined in this Current Report or the Supplement have the meanings set forth in the Definitive Proxy Statement. From and after the date of this Current Report, any references to the “definitive proxy statement” in the Definitive Proxy Statement are to the Definitive Proxy Statement as supplemented hereby.

If you have not already submitted a proxy card for use at the Special Meeting, you are urged to do so promptly. This Current Report does not affect the validity of any proxy card or voting instructions that GX stockholders may have previously received or delivered. No action is required by any GX stockholder who has previously delivered a proxy or voting instructions and who does not wish to revoke or change that proxy or voting instructions.

Corrected Disclosure

Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Redemption Event may be subject to the excise tax. ~~Pursuant to the rules set forth in the Notice, however, redemptions in connection with a liquidation of the Company should not be subject to the excise tax.~~ Whether and to what extent GX would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the structure of the business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the business combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the business combination) and (iv) the content of regulations and other future guidance from the Treasury. ~~In addition, because the excise tax would be payable by GX, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a business combination and in GX’s ability to complete a business combination, including the Transactions.~~ Nonetheless, we will not use the proceeds placed in the Trust Account and the interest earned thereon to pay any excise tax imposed under the IR Act on any redemptions or stock buybacks by GX.

All the other information in the Definitive Proxy Statement and the proxy card remains unchanged. We have not changed or added to the matters to be considered by our stockholders at the Special Meeting, and this Current Report does not change the recommendation of our board of directors with respect to the Charter Amendment Proposal or the Adjournment Proposal described in the Definitive Proxy Statement.

Additional Information and Where to Find It

In connection with the proposed Transaction, NioCorp has filed a registration statement on Form S-4 (the “registration statement”) with the SEC, which includes a document that serves as a prospectus and proxy circular of NioCorp and a proxy statement of GX, referred to as a “joint proxy statement/prospectus.” The definitive joint proxy statement/prospectus has been filed with the SEC as part of the registration statement and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities, and will be sent to all NioCorp shareholders and GX stockholders as of the applicable record date. Each of NioCorp and GX may also file other relevant documents regarding the proposed Transaction with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NIOCORP AND GX ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC AND, IN THE CASE OF NIOCORP, WITH THE APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and all other relevant documents that are filed or that will be filed with the SEC by NioCorp or GX through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the definitive joint proxy statement/prospectus and all other relevant documents that are filed or that will be filed with the applicable Canadian securities regulatory authorities by NioCorp through the website maintained by the Canadian Securities Administrators at www.sedar.com. The documents filed by NioCorp and GX with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities also may be obtained by contacting NioCorp at 7000 South Yosemite, Suite 115, Centennial CO 80112, or by calling (720) 639-4650; or GX at 1325 Avenue of the Americas, 28th Floor, New York, NY 10019, or by calling (212) 616-3700.

Participants in Solicitation

NioCorp, GX and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from NioCorp’s shareholders and GX’s stockholders in connection with the proposed Transaction. Information regarding the executive officers and directors of NioCorp is included in its management information and proxy circular for its 2021 annual general meeting of shareholders filed with the SEC and the applicable Canadian securities regulatory authorities on October 22, 2021. Information regarding the executive officers and directors of GX is included in its Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 25, 2022. Additional information regarding the persons who may be deemed to be participants in the solicitation, including information regarding their interests in the proposed Transaction, are contained in the registration statement and the definitive joint proxy statement/prospectus. NioCorp’s shareholders and GX’s stockholders and other interested parties may obtain free copies of these documents free of charge by directing a written request to NioCorp or GX.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, statements about the parties’ ability to close the proposed Transaction, including NioCorp and GX being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the anticipated benefits of the proposed Transaction, including the potential amount of cash that may be available to the combined company upon consummation of the proposed Transaction and the use of the net proceeds following the redemptions by GX public shareholders; NioCorp’s expectation that its common shares will be accepted for listing on the Nasdaq Stock Market following the closing of the proposed Transaction; the consummation of the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with YA II PN, Ltd., an investment fund managed by Yorkville Advisors Global, LP (together with YA II PN, Ltd., “Yorkville”); the financial and business performance of NioCorp; NioCorp’s anticipated results and developments in the operations of NioCorp in future periods; NioCorp’s planned exploration activities; the adequacy of NioCorp’s financial resources; NioCorp’s ability to secure sufficient project financing to complete construction and commence operation of the Elk Creek Project; NioCorp’s expectation and ability to produce niobium, scandium and titanium at the Elk Creek Project; the outcome of current recovery process improvement testing, and NioCorp’s expectation that such process improvements could lead to greater efficiencies and cost savings in the Elk Creek Project; the Elk Creek Project’s ability to produce multiple critical metals; the Elk Creek Project’s projected ore production and mining operations over its expected mine life; the completion of the demonstration plant and technical and economic analyses on the potential addition of magnetic rare earth oxides to NioCorp’s planned product suite; the exercise of options to purchase additional land parcels; the execution of contracts with engineering, procurement and construction companies; NioCorp’s ongoing evaluation of the impact of inflation, supply chain issues and geopolitical unrest on the Elk Creek Project’s economic model; the impact of health epidemics, including the COVID-19 pandemic, on NioCorp’s business and the actions NioCorp may take in response thereto; and the creation of full time and contract construction jobs over the construction period of the Elk Creek Project. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of NioCorp and GX, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: the future price of metals; the stability of the financial and capital markets; NioCorp and GX being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the amount of redemptions by GX public shareholders; the consummation of the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with Yorkville; and other current estimates and assumptions regarding the proposed Transaction and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NioCorp and GX with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities and the following: the amount of any redemptions by existing holders of GX Class A Shares being greater than expected, which may reduce the cash in trust available to NioCorp upon the consummation of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against NioCorp or GX following announcement of the Business Combination Agreement and the Transaction; the inability to complete the proposed Transaction due to, among other things, the failure to obtain NioCorp shareholder approval or GX shareholder approval or the consummation of the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with Yorkville; the inability to complete the convertible debenture transaction and the stand-by equity purchase facility contemplated by the definitive agreements with Yorkville due to, among other things, the failure to obtain shareholder approval or regulatory approval; the risk that the consummation of the proposed Transaction disrupts NioCorp’s current plans; the ability to recognize the anticipated benefits of the proposed Transaction; unexpected costs related to the proposed Transaction; the risks that the consummation of the proposed Transaction is substantially delayed or does not occur, including prior to the date on which GX is required to liquidate under the terms of its charter documents; NioCorp’s ability to operate as a going concern; NioCorp’s requirement of significant additional capital; NioCorp’s limited operating history; NioCorp’s history of losses; cost increases for NioCorp’s exploration and, if warranted, development projects; a disruption in, or failure of, NioCorp’s information technology systems, including those related to cybersecurity; equipment and supply shortages; current and future offtake agreements, joint ventures, and partnerships; NioCorp’s ability to attract qualified management; the effects of the COVID-19 pandemic or other global health crises on NioCorp’s business plans, financial condition and liquidity; estimates of mineral resources and reserves; mineral exploration and production activities; feasibility study results; changes in demand for and price of commodities (such as fuel and electricity) and currencies; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; the possibility that actual results of work may differ from projections/expectations or may not realize the perceived potential of NioCorp’s projects; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; operating or technical difficulties in connection with exploration, mining, or development activities; the speculative nature of mineral exploration and development, including the risks of diminishing quantities of grades of reserves and resources; claims on the title to NioCorp’s properties; potential future litigation; and NioCorp’s lack of insurance covering all of NioCorp’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NioCorp and GX prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Transaction or other matters addressed in this Current Report on Form 8-K and attributable to NioCorp, GX or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, NioCorp and GX undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K to reflect the occurrence of unanticipated events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GX Acquisition Corp. II

By:	/s/ Jay R. Bloom
Name:	Jay R. Bloom
Title:	Co-Chairman and Chief Executive Officer

Date: March 1, 2023

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